UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

Structured Asset Securities Corporation
(as Depositor under the Trust Agreement, dated as of December 1, 2006, providing for the issuance of
Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-S4)

Structured Asset Securities Corporation
Mortgage Loan Trust 2006-S4
(Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

333-133985
(Commission File Number)

Delaware	74-2440850
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor, New York, NY 10019
(Address of principal executive offices, with zip code)

(212) 526-7000
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Heller Ehrman LLP has been retained by this Registrant as special counsel for its Registration Statement on Form S-3 (Commission File No. 333-133985) in connection with various transactions. Legal opinions by Heller Ehrman LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

5.1	Opinion of Heller Ehrman LLP as to legality (including consent of such firm).

8.1	Opinion of Heller Ehrman LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of Heller Ehrman LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

Date: December 28, 2006	By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description

1	5.1	Opinion of Heller Ehrman LLP as to legality (including consent of such firm).

2	8.1	Opinion of Heller Ehrman LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

3	23.1	Consent of Heller Ehrman LLP (included in Exhibit 5.1).